Basic and Diluted Net Loss Per Share	6 Months Ended	12 Months Ended
	Jun. 30, 2017	Dec. 31, 2016
Earnings Per Share [Abstract]
Basic and Diluted Net Loss Per Share

9. Basic and Diluted Net Loss Per Share

In periods in which we have net income, we apply the two-class method for calculating net loss per share. Under the two-class method, net income is attributed to common stockholders and participating securities based on their participation rights. Participating securities include convertible preferred stock. In periods in which we have net losses after accretion of convertible preferred stock, we do not attribute losses to participating securities as they are not contractually obligated to share our losses.

Under the two-class method, basic net loss per share attributable to common stockholders is computed by dividing the net loss attributable to common stockholders by the weighted-average number of shares of common stock outstanding during the period. Net loss attributable to common stockholders is calculated as net loss including current period convertible preferred stock accretion.

Diluted net loss per share attributable to common stockholders adjusts basic net loss per share for the potentially dilutive impact of stock options and convertible preferred stock. As we have reported losses attributable to common stockholders for all periods presented, all potentially dilutive securities are antidilutive and accordingly, basic net loss per share equals diluted net loss per share. Basic and diluted net loss per share attributable to common stockholders for Class A and Class B common stock were the same because they were entitled to the same liquidation and dividend rights.

The following weighted-average equivalent shares of common stock were excluded from the diluted net loss per share calculation because their inclusion would have been anti-dilutive (in thousands):

	Six Months Ended June 30,
	2017	2016
Options to purchase common stock	6,099	5,249
Unvested restricted stock units	407	—
Conversion of convertible preferred stock	6,635	14,647

Total shares excluded from net loss per share	13,141	19,896

16. Basic and Diluted Net Loss Per Share

Prior to the Modification, and as further described in Note 9, the Collateral Stock was treated as treasury stock and therefore was excluded on a weighted-average basis from the basic net loss per share computations.

As we reported losses attributable to common stockholders for all periods presented, all potentially dilutive shares of common stock are antidilutive for those periods.

The following weighted-average equivalent shares of common stock were excluded from the diluted net loss per share calculation because their inclusion would have been anti-dilutive (in thousands):

	Year Ended December 31,
	2014	2015	2016
Options to purchase common stock	5,132	5,045	5,516
Conversion of convertible preferred stock	9,003	12,198	14,647
Shares of common stock collateralizing note receivable from stockholders	13,688	—	—

Total shares excluded from net loss per share	27,823	17,243	20,163